American Century Investments®
Quarterly Portfolio Holdings
American Century® Emerging Markets Bond ETF (AEMB)
November 30, 2021

American Century Emerging Markets Bond ETF - Schedule of Investments
NOVEMBER 30, 2021 (UNAUDITED)

	Shares/ Principal Amount ($)	Value ($)
CORPORATE BONDS — 62.0%
Austria — 0.7%
Iochpe-Maxion Austria GmbH / Maxion Wheels de Mexico S de RL de CV, 5.00%, 5/7/28(1)	200,000	186,356
Brazil — 6.3%
B2W Digital Lux Sarl, 4.375%, 12/20/30(1)	200,000	179,720
CSN Inova Ventures, 6.75%, 1/28/28(1)	200,000	202,035
Embraer Netherlands Finance BV, 6.95%, 1/17/28(1)	200,000	216,987
Guara Norte Sarl, 5.20%, 6/15/34(1)	196,458	187,080
GUSAP III LP, 4.25%, 1/21/30(1)	250,000	260,849
MARB BondCo plc, 3.95%, 1/29/31(1)	200,000	188,929
MC Brazil Downstream Trading SARL, 7.25%, 6/30/31(1)	200,000	192,609
Petrobras Global Finance BV, 6.875%, 1/20/40	220,000	237,312
		1,665,521
Chile — 1.5%
Kenbourne Invest SA, 4.70%, 1/22/28(1)	200,000	194,775
VTR Finance NV, 6.375%, 7/15/28(1)	200,000	211,322
		406,097
China — 1.5%
Meituan, 2.125%, 10/28/25(1)	200,000	192,219
Weibo Corp., 3.375%, 7/8/30	200,000	198,783
		391,002
Colombia — 4.6%
AI Candelaria Spain SLU, 7.50%, 12/15/28	250,000	264,420
Ecopetrol SA, 5.375%, 6/26/26	260,000	273,376
Ecopetrol SA, 5.875%, 11/2/51	100,000	91,319
Geopark Ltd., 5.50%, 1/17/27(1)	200,000	189,973
Millicom International Cellular SA, 4.50%, 4/27/31(1)	200,000	199,507
Oleoducto Central SA, 4.00%, 7/14/27(1)	200,000	199,643
		1,218,238
Ghana — 0.7%
Kosmos Energy Ltd., 7.50%, 3/1/28(1)	200,000	184,264
India — 1.5%
Continuum Energy Levanter Pte Ltd., 4.50%, 2/9/27(1)	198,500	202,625
Greenko Dutch BV, 3.85%, 3/29/26(1)	197,000	199,255
		401,880
Indonesia — 7.0%
Indika Energy Capital III Pte Ltd., 5.875%, 11/9/24(1)	200,000	201,436
Indonesia Asahan Aluminium Persero PT, 5.45%, 5/15/30(1)	425,000	483,690
Medco Bell Pte Ltd., 6.375%, 1/30/27(1)	200,000	193,036
Pertamina (Persero) PT, 6.00%, 5/3/42	400,000	490,350
Perusahaan Perseroan (Persero) PT Perusahaan Listrik Negara, MTN, 5.45%, 5/21/28	425,000	486,508
		1,855,020
Israel — 2.6%
Altice Financing SA, 5.00%, 1/15/28	200,000	187,468
Energean Israel Finance Ltd., 4.50%, 3/30/24(1)	475,000	476,273
Leviathan Bond Ltd., 5.75%, 6/30/23(1)	10,000	10,250
		673,991
Jamaica — 0.8%
Digicel International Finance Ltd. / Digicel International Holdings Ltd., 8.75%, 5/25/24(1)	200,000	205,706

Kazakhstan — 2.1%
KazMunayGas National Co. JSC, 4.75%, 4/19/27(1)	300,000	329,523
KazMunayGas National Co. JSC, 5.75%, 4/19/47	200,000	236,202
		565,725
Luxembourg — 0.7%
Petrorio Luxembourg Sarl, 6.125%, 6/9/26(1)	200,000	195,942
Macau — 0.8%
Melco Resorts Finance Ltd., 5.75%, 7/21/28(1)	200,000	197,022
Mexico — 8.5%
BBVA Bancomer SA, VRN, 5.125%, 1/18/33(1)	200,000	204,130
Braskem Idesa SAPI, 6.99%, 2/20/32(1)	200,000	196,346
Cemex SAB de CV, 5.20%, 9/17/30(1)	200,000	211,398
Cemex SAB de CV, 3.875%, 7/11/31(1)	200,000	194,996
Cometa Energia SA de CV, 6.375%, 4/24/35(1)	179,800	200,714
FEL Energy VI Sarl, 5.75%, 12/1/40(1)	198,923	189,405
Minera Mexico SA de CV, 4.50%, 1/26/50(1)	200,000	215,159
Petroleos Mexicanos, 6.50%, 6/2/41	250,000	212,238
Petroleos Mexicanos, 6.49%, 1/23/27	400,000	409,980
Sigma Alimentos SA de CV, 4.125%, 5/2/26(1)	200,000	211,782
		2,246,148
Morocco — 0.9%
OCP SA, 6.875%, 4/25/44	200,000	233,986
Nigeria — 0.8%
IHS Netherlands Holdco BV, 8.00%, 9/18/27(1)	200,000	211,000
Panama — 1.6%
C&W Senior Financing DAC, 6.875%, 9/15/27(1)	200,000	209,151
Cable Onda SA, 4.50%, 1/30/30(1)	200,000	205,405
		414,556
Peru — 3.9%
Inkia Energy Ltd., 5.875%, 11/9/27	400,000	407,436
Minsur SA, 4.50%, 10/28/31(1)	200,000	198,335
Petroleos del Peru SA, 4.75%, 6/19/32	400,000	409,318
		1,015,089
Qatar — 0.8%
Ooredoo International Finance Ltd., 3.75%, 6/22/26(1)	200,000	217,189
Russia — 2.8%
Gazprom PJSC Via Gaz Capital SA, MTN, 7.29%, 8/16/37	400,000	530,008
VEON Holdings BV, 3.375%, 11/25/27(1)	200,000	195,772
		725,780
Saudi Arabia — 3.5%
Dar Al-Arkan Sukuk Co. Ltd., 6.875%, 3/21/23	200,000	204,790
Saudi Arabian Oil Co., MTN, 4.25%, 4/16/39	400,000	449,596
Saudi Electricity Global Sukuk Co. 3, 5.50%, 4/8/44(1)	200,000	257,722
		912,108
South Africa — 1.4%
Prosus NV, 3.83%, 2/8/51	200,000	181,445
Sasol Financing USA LLC, 5.50%, 3/18/31	200,000	196,456
		377,901
Spain — 1.4%
EnfraGen Energia Sur SA / EnfraGen Spain SA / Prime Energia SpA, 5.375%, 12/30/30(1)	400,000	374,440
Tanzania, United Republic Of — 0.8%
HTA Group Ltd., 7.00%, 12/18/25(1)	200,000	207,000
Ukraine — 0.8%
Kernel Holding SA, 6.50%, 10/17/24(1)	200,000	204,700

United Arab Emirates — 1.7%
DP World Crescent Ltd., MTN, 4.85%, 9/26/28	200,000	224,839
DP World Crescent Ltd., MTN, 4.85%, 9/26/28	200,000	224,839
		449,678
United States — 1.5%
DAE Funding LLC, 3.375%, 3/20/28(1)	200,000	202,729
IHS Holding Ltd. Co., 6.25%, 11/29/28(1)	200,000	199,375
		402,104
Zambia — 0.8%
First Quantum Minerals Ltd., 6.875%, 10/15/27(1)	200,000	211,748
TOTAL CORPORATE BONDS (Cost $16,873,282)		16,350,191
SOVEREIGN GOVERNMENTS AND AGENCIES — 34.3%
Argentina — 0.6%
Argentine Republic Government International Bond, 1.125%, 7/9/35	550,000	155,518
Armenia — 0.7%
Republic of Armenia International Bond, 3.60%, 2/2/31	200,000	184,637
Belarus — 0.7%
Republic of Belarus International Bond, 5.875%, 2/24/26	200,000	179,716
Bolivia — 0.7%
Bolivian Government International Bond, 4.50%, 3/20/28	200,000	179,002
Brazil — 1.0%
Brazilian Government International Bond, 5.00%, 1/27/45	300,000	271,398
Colombia — 0.8%
Colombia Government International Bond, 6.125%, 1/18/41	200,000	208,265
Costa Rica — 0.7%
Costa Rica Government International Bond, 7.00%, 4/4/44	200,000	189,850
Dominican Republic — 1.0%
Dominican Republic International Bond, 6.40%, 6/5/49	250,000	255,628
Ecuador — 0.9%
Ecuador Government International Bond, 1.00%, 7/31/35	350,000	227,500
Egypt — 1.0%
Egypt Government International Bond, 8.875%, 5/29/50	300,000	259,400
Ghana — 0.7%
Ghana Government International Bond, 8.63%, 6/16/49	250,000	191,013
Indonesia — 2.0%
Indonesia Government International Bond, 8.50%, 10/12/35	200,000	314,130
Indonesia Government International Bond, 3.85%, 10/15/30	200,000	222,937
		537,067
Iran, Islamic Republic of — 0.8%
Republic of Azerbaijan International Bond, 4.75%, 3/18/24	200,000	212,276
Iraq — 0.8%
Iraq International Bond, 5.80%, 1/15/28	218,750	200,763
Ivory Coast — 0.8%
Ivory Coast Government International Bond, 5.75%, 12/31/32	204,584	201,296
Jamaica — 1.0%
Jamaica Government International Bond, 7.875%, 7/28/45	200,000	275,100
Jordan — 0.7%
Jordan Government International Bond, 7.375%, 10/10/47	200,000	194,140
Kenya — 0.7%
Republic of Kenya Government International Bond, 8.25%, 2/28/48	200,000	197,804
Mexico — 2.1%
Mexico Government International Bond, 6.05%, 1/11/40	250,000	309,210
Mexico Government International Bond, 4.75%, 4/27/32	225,000	251,849
		561,059

Nigeria — 1.0%
Nigeria Government International Bond, MTN, 7.625%, 11/28/47	300,000	258,675
Oman — 1.1%
Oman Government International Bond, 6.75%, 1/17/48	300,000	289,383
Pakistan — 0.8%
Pakistan Government International Bond, 8.25%, 9/30/25	200,000	215,673
Panama — 1.6%
Panama Government International Bond, 4.50%, 4/16/50	400,000	431,836
Paraguay — 0.8%
Paraguay Government International Bond, 5.00%, 4/15/26	200,000	219,900
Russia — 2.9%
Russian Foreign Bond - Eurobond, 5.625%, 4/4/42	400,000	520,806
Russian Foreign Bond - Eurobond, 5.25%, 6/23/47	200,000	253,232
		774,038
Saudi Arabia — 0.9%
Saudi Government International Bond, MTN, 4.625%, 10/4/47	200,000	237,009
Senegal — 0.8%
Senegal Government International Bond, 6.25%, 5/23/33	200,000	201,851
South Africa — 1.3%
Republic of South Africa Government International Bond, 5.875%, 9/16/25	300,000	330,890
Sri Lanka — 1.3%
Sri Lanka Government International Bond, 5.75%, 1/18/22	200,000	182,500
Sri Lanka Government International Bond, 5.875%, 7/25/22	200,000	151,748
		334,248
Tunisia — 1.2%
Banque Centrale de Tunisie International Bond, 5.75%, 1/30/25	400,000	303,998
Turkey — 1.1%
Turkey Government International Bond, 6.35%, 8/10/24	300,000	302,678
Ukraine — 1.8%
Ukraine Government International Bond, 7.25%, 3/15/33	500,000	467,860
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $9,601,953)		9,049,471
PREFERRED STOCKS — 1.7%
India — 0.8%
Network i2i Ltd., 3.975%	200,000	201,299
Mexico — 0.9%
Banco Mercantil del Norte SA, 8.375%(1)	220,000	252,450
TOTAL PREFERRED STOCKS (Cost $466,276)		453,749
TEMPORARY CASH INVESTMENTS — 0.5%
State Street Institutional U.S. Government Money Market Fund, Premier Class	33,761	33,761
U.S. Treasury Bills, 0.08%, 12/30/21(2)(3)	90,000	89,994
TOTAL TEMPORARY CASH INVESTMENTS (Cost $123,755)		123,755
TOTAL INVESTMENT SECURITIES — 98.5% (Cost $27,065,266)		25,977,166
OTHER ASSETS AND LIABILITIES — 1.5%		393,548
TOTAL NET ASSETS — 100.0%		$26,370,714

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury Ultra Bonds	8	March 2022	$1,604,500	$55,742
^Amount represents value and unrealized appreciation (depreciation).

FUTURES CONTRACTS SOLD
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 10-Year Ultra Notes	3	March 2022	$440,672	$(8,490)
U.S. Treasury 2-Year Notes	27	March 2022	5,905,828	(5,209)
			$6,346,500	$(13,699)
^Amount represents value and unrealized appreciation (depreciation).

CREDIT DEFAULT SWAP AGREEMENTS§
Counterparty/ Reference Entity	Type	Fixed Rate Received (Paid) Quarterly	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value^
Morgan Stanley/Mexico Government International Bond	Buy	(1.00)%	12/20/26	$670,000	—	$4,733	$4,733

§Credit default swap agreements enable the fund to buy/sell protection against a credit event of a specific issuer or index. As a seller of credit protection against a security or basket of securities, the fund receives an upfront and/or periodic payment to compensate against potential default events. The fund may attempt to enhance returns by selling protection.

^The value for credit default swap agreements serves as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity's credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

NOTES TO SCHEDULE OF INVESTMENTS
MTN	-	Medium Term Note
VRN	-	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
(1)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $10,451,972, which represented 39.6% of total net assets.
(2)The rate indicated is the yield to maturity at purchase.
(3)Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $47,997.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS
1. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.
Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.
Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.
Hybrid securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Preferred stocks and convertible preferred stocks with perpetual maturities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.
Open-end management investment companies are valued at the reported NAV per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers.
If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.
The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Trustees, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

2. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1 ($)	Level 2 ($)	Level 3 ($)
Assets
Investment Securities
Corporate Bonds	—	16,350,191	—
Sovereign Governments and Agencies	—	9,049,471	—
Preferred Stocks	—	453,749	—
Temporary Cash Investments	33,761	89,994	—
	33,761	25,943,405	—
Other Financial Instruments
Futures Contracts	55,742	—	—
Swap Agreements	—	4,733	—
	55,742	4,733	—

Liabilities
Other Financial Instruments
Futures Contracts	13,699	—	—
This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual shareholder report.